Exhibit 10.17

PLAIN ENGLISH INTELLECTUAL PROPERTY SECURITY AGREEMENT

This is a Plain English Intellectual Property Security Agreement dated as of May 13, 2013 by and between TRIPLEPOINT CAPITAL LLC, a Delaware limited liability company and VIOLIN MEMORY, INC., a Delaware corporation.

The words “We”, “Us”, or “Our”, refer to the grantee, which is TriplePoint Capital LLC. The words “You” or “Your” refers to the grantor, which is VIOLIN MEMORY, INC., and not any individual. The words “the Parties” refers to both TRIPLEPOINT CAPITAL LLC and VIOLIN MEMORY, INC.

The Parties have entered into a Plain English Growth Capital Loan and Security Agreement dated as of May 13, 2013 (together with amendments, supplements, extensions and exhibits, collectively the “Loan Agreement”). Pursuant to the Loan Agreement, You have granted to Us a lien on and a security interest in all the present and future rights, title, and interest that You may now have or hereafter acquire in all Patents, Trademarks, Copyrights, and applications for Patents, Trademarks and Copyrights.

In consideration for the mutual covenants and agreements contained in the Loan Agreement and this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties agree as follows:

1. GRANT OF SECURITY INTEREST

You grant to Us a lien upon and continuing security interest in all of Your right, title, and interest in, to and under all of the following (all of the following items of property collectively will be referred to as the “Intellectual Property Collateral”), whether now existing or hereafter arising or acquired:

•

all Patents, Patent Licenses, and Patent applications, including specifically those issued Patents and Patent applications listed on the attached Schedule A, together with any reissues, divisions, continuations, renewals, extensions and continuations thereof;

•

all Trademarks, Trademark Licenses, and Trademark applications, including specifically those Trademark registrations and Trademark applications listed on the attached Schedule B together with any renewals thereof;

•	all Copyrights, Copyright Licenses, and applications for Copyrights, including specifically those registered Copyrights and applications for Copyright registration listed on the attached Schedule C;

•

the right to sue for past, present and future infringements of the foregoing and all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof; and

•	all Proceeds.

You represent and warrant to Us that Schedules A, B, and C attached hereto set forth any and all Patents, Trademarks and Copyrights in connection to which You have registered or filed an application for registration with either the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

2. LOAN AGREEMENT

This security interest is granted to secure the Secured Obligations, under the Loan Agreement. All the capitalized terms used but not otherwise defined are used in this Agreement with the same meaning as defined in the Loan Agreement.

3. OUR RIGHT TO SUE

From and after an Event of Default, subject to the terms of the Loan Agreement, We shall have the right, but shall in no way be obligated, to bring suit in Our own name to enforce Your rights in the Intellectual Property Collateral. If We commence any such suit, You shall, at Our request, do all lawful acts and execute and deliver all proper documents or information that may be necessary or desirable to aid Us in such enforcement. You shall promptly, upon demand, reimburse and indemnify Us for all of Our costs and expenses, including reasonable attorney’s fees, related to Our exercise of the above mentioned rights.

4. FURTHER ASSURANCES

You will from time to time execute, deliver and file, alone or with Us, any security agreements, or other documents to perfect and give priority to Our lien on the Intellectual Property Collateral. You will from time to time obtain any instruments or documents as We may request, and take all further action that may be reasonably necessary or desirable, or that We may reasonably request, to carry out more effectively the provisions and purposes of this Agreement or any other related agreements or to confirm, perfect, preserve and protect the liens granted to Us.

5. MODIFICATION

This Agreement can only be altered, amended or modified in a writing signed by the Parties. Notwithstanding the foregoing however, You hereby agree that We may modify this Agreement without first obtaining Your approval of or signature to such modification by amending Schedules A, B, and C to this Agreement, as appropriate, solely to the extent necessary to include an accurate and correct reference to any right, title or interest in any Intellectual Property Collateral acquired by You before or after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property Collateral in which You no longer have or claim to have any right, title or interest, which amendment shall become effective upon delivery to You of a written copy of such modified Schedule. We may exercise such right only until all of the Secured Obligations have been fully repaid and performed and Our obligation to provide credit extensions to You is terminated.

6. BINDING EFFECT; REMEDIES NOT EXCLUSIVE

This Agreement shall be binding upon You and Your respective successors and assigns, and shall inure to the benefit of Us, and Our nominees and assigns.

Our rights and remedies with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Us as a matter of law or equity. Each of Our rights, powers and remedies provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Us of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Us, of any or all other rights, powers or remedies.

7. GOVERNING LAW; COUNTERPARTS

This Agreement shall be deemed made and accepted in and shall be governed by and construed in accordance with the laws of the State of California, and (where applicable) the laws of the United States of America.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

(Signature Page to Follow)

IN WITNESS WHEREOF, You have duly executed this Agreement as of the date first set forth above.

You:	VIOLIN MEMORY, INC.
Signature:	/s/ Donald Basile
Print Name:	Donald Basile
Title:	President and CEO

[SIGNATURE PAGE TO PLAIN ENGLISH INTELLECTUAL PROPERTY SECURITY AGREEMENT]

SCHEDULE A

To Plain English Intellectual Property Security Agreement

Between Violin Memory, Inc., as You (Grantor)

and TriplePoint Capital LLC, as Us (Grantee)

PATENTS AND PATENT APPLICATIONS

PATENTS

Patent Name	Status and Date Issued	Patent Number
PLEASE SEE ATTACHED SCHEDULES.

PATENT APPLICATIONS

Name	Status & Date Filed	Application Number
PLEASE SEE ATTACHED SCHEDULES.

Summary of Patents and Applications

Violin Memory, Inc.

Matter Number	Type	Serial Number	Filing Date	Title	Status	Publication Number	Patent Number	Issue Date
US Applications-Provisional
13016/125	Provisional	61/636,088	4/20/2012	Incremental Backups and Snapshots in a Storage System	Pending
13016/126	Provisional	61/636,086	4/20/2012	LUN Management with Distributed RAID Controllers	Pending
13016/138	Provisional	61/614,778	3/23/2012	Power Management in a Flash Module	Pending
13016/139	Provisional	61/618,055	3/30/2012	Virtualization of a Flash Memory Module	Pending
13016/136	Provisional	61/623,301	4/12/2012	Managing Trim Operations in a FLASH Memory System	Pending
13016/178	Provisional	61/657,161	6/8/2012	Method and System for Optimizing a RAID Data Path	Pending
13016/182	Provisional	61/704,662	9/24/2012	Method and System for Virtual Addressing	Pending
13016/183	Provisional	61/650,604	5/23/2012	Method and System for Flash Memory Controller	Pending
13016/184	Provisional	61/701,012	9/14/2012	Compressed Cyclic Redundanncy Code	Pending
13016/185	Provisional	61/705,657	9/24/2012	Method and System for Hardware Integrety Assurance	Pending
13016/186	Provisional	61/704,103	9/21/2012	Sorting a Write Cache	Pending
13016/189	Provisional	61/666,526	6/29/2012	Method of Access to Power Circuit	Pending
13016/191	Provisional	61/656,575	6/7/2012	Memory System Management (RAIDed memory array)	Pending
13016/192	Provisional	61/667,660	7/3/2012	Synchronization of Memory Arrays	Pending
13016/188	Provisional	61/696,383	9/4/2012	Method and System of Power Control for a High Availability System filed	Pending

13016/225	Provisional	61/726,764	11/15/2012	Memory Array With Atomic Test and Set	Pending
13016/227	Provisional	61/750,133	1/8/2013	Method and System for Data Storage	Pending

US Applications - Utility and Design

Matter Number	Type	Serial Number	Filing Date	Title	Status	Publication Number	Patent Number	Issue Date
13016/29	Utility	11/918,757	4/17/2006	Interconnection System (PCT National Stage)	Pending	US-20090216924A1
13016/3	Utility	11/405,083	4/17/2006	Interconnection System	Pending	US2007-0124532A1
13016/31	Utility	11/975,269	10/12/2007	Skew Management in an Interconnection System	Issued	US2009-0043933A1	8,028,186	9/27/2011
13016/34	Utility	12/062,287	4/3/2008	Universal Memory Socket and Card and System for Using the Same	Pending	US2009-0020608A1
13016/35	Utility	12/079,364	3/26/2008	Memory Management System and Method	Issued	US2008-0250270A1	8,200,887	6/12/2012
13016/41	Utility	12/199,386	8/27/2008	Memory Power Management	Pending	US2009-0070612A1
13016/43	Utility	12/245,349	10/3/2008	Mesosynchronous Data Bus Appatarus and Method of Data Transmission	Issued	US2009-0150707A1	8,112,655	2/7/2012
13016/44	Utility	12/273,410	11/18/2008	Method and System for Storage of Data in Non-Volatile Media	Pending	US 2009-0150599
13016/76	Utility	12/796,836		Memory System Having Persistent Garbage Collection	Pending	US 2010-0325351
13016/81	Utility	10/956,377		Method and System for Processing Data Having a Pattern of Repeating Bits	Issued		7,554,464	6/30/2009
13016/82	Utility	12/485,873	3/15/2011	Fast Compression Method for Scientific Data	Issued		7,907,069	3/15/2011
13016/84	Utility	11/365,474	2/28/2006	Method and Apparatus for Providing High-Performance and Highly-Scalable Storage Acceleration	Pending	US 2007-0266108

13016/86	Utility	11/845,679		Method for Efficient Delivery of Clustered Data via Adaptive TCP Connection Migration	Issued		7,565,446	7/21/2009
13016/87	Utility	11/966,811	1/25/2011	Method and Apparatus for Efficient TCP Connection Handoff	Issued		7,877,490	1/25/2011
13016/88	Utility	12/650,966	12/31/2009	Hybrid Media in Cache Architecture	Allowed- issue fee paid	US 2011-0145479	8,397,016	3/12/2013
13016/89	Utility	10/293,791	11/12/2002	Scalable Parallel Processing on Shared Memory Computers	Issued		7,454,749	11/18/2008
13016/90	Utility	12/901,224	10/8/2010	Memory System with Multiple Striping	Pending	US 2011-0126045
13016/98	Utility	12/957,967	12/1/2010	Reliable and Fast Method to Broadcast Data	Pending
13016/97	Utility	12/946,164	11/15/2010	Skew Management in an Interconnection System	Issued	US 2011-0060857	8,090,973	1/3/2012
13016/96	Utility	12/976,735	12/22/0210	Configurable Interconnection System	Pending
13016/127	Utility	13/305,373	11/28/2011	Skew Management in an Interconnection System	Pending	US 2012-0079-163
13016/130	Utility	13/443,324	4/10/2012	Interconnection System	Pending
13016/172	Utility	13/442,284	4/9/2012	Memory Management System and Method	Pending
13016/176	Utility	13/546,179	7/11/2012	Flash Disk Array and Controller	Pending
13016/187	Utility	13/612,007	9/12/2012	Heat Dissipation Device	Pending
13016/190	Utility	13/538,737	6/29/2012	Method and System for Providing Cooling	Pending
13016/196	Utility	13/546,346	7/11/2012	RAIDed Memory Array	Pending
13016/201	Design	29/431,974	9/12/2012	Heat Sink Cover	Pending
13016/222	Utility	13/624,282	9/21/2012	System and Method of Correcting Errors	Pending
13016/232 - 4308- 0021	Utility	12/605,119	7/3/2012	Storage Device Prefetch System Using Graph Clusters	Issued	US 2010-0115206	8,214,599	7/3/2012
13016/233 - 4308- 0020	Utility	12/568,612	9/28/2009	Fibre Channel Proxy	Issued	US 2010-0080237	8,160,070	4/17/2012

13016/234 - 4308-0022	Utility	12/605,160	10/23/2009	Behavioral Monitoring of Storage Access Patterns	Issued	US 2010-0115211	8,214,608	7/3/2012
13016/235 - 4308-0023	Utility	12/619,609	11/16/2009	Cluster Control Protocol	Pending	US 2010-0125857
13016/236 - 4308-0024	Utility	12/616,705	11/11/2009	Dynamic Performance Virtualization for Disk Access	Issued	US 2010-0122020	8,285,961	10/9/2012
13016/237 - 4308-0027	Utility	12/684,387	1/8/2010	Using Temporal Access Patterns for Determining Prefetch Suitability	Pending
13016/238 - 4308-0028	Utility	12/759,604	4/13/2010	System for Increasing Storage Media Performance	Pending
13016/239 - 4308-0029	Utility	12/759,644	4/13/2010	System for Increasing Utilization of Storage Media	Pending
13016/240 - 4308-0032	Utility	12/773,681	5/4/2010	Transactional Consistency Scheme	Pending
13016/241 - 4308-0033	Utility	12/794,057	6/4/2010	System for Maintaining Coherency During Offline Changes to Storage Media	Pending
13016/242 - 4308-0034	Utility	12/790,255	5/28/2010	Mapping Engine for a Storage Device	Pending
13016/243 - 4308-0035	Utility	12/814,438	6/12/2010	Architecture for Storage Proxy with Adaptable Tiering Policy	Pending
13016/244 - 4308-0036	Utility	12/832,927	7/8/2010	Multiple Disk Storage Management System	Pending
13016/245 - 4308-0037	Utility	12/846,568	7/29/2010	Reassembling Abstracted Memory Access for Prefeteching	Pending
13016/246 - 4308-0038	Utility	12/849,652	8/3/2010	Identifying Invalid Cache Data	Pending
13016/247 - 4308-0039	Utility	12/855,651	8/12/2010	Storage Proxy with Virtual Ports Configuration	Pending
13016/248 - 4308-0040	Utility	12/869,604	8/26/2010	Alignment Adjustment in a Tiered Storage System	Pending
13016/249 - 4308-0041	Utlity	12/889,732	9/24/2010	Efficient Reloading of Data into Cache Resource	Pending

13016/250 - 4308- 0042	Utility	12/849,372	1/18/2010	Efficient Use of Physical Address Space for Data Overflow and Validation	Pending
13016/251 - 4308- 0043	Utility	13/005,463	1/12/2011	Least Profitability Used Caching Scheme	Pending
13016/252 - 4308- 0044	Utility	13/019,617	2/2/2011	Apparatus, Method and System for Using Real-Time Performance Feedback for Modeling and Improving Access to solid State Media	Pending
13016/253 - 4308- 0046	Utility	13/039,162	3/2/2011	Apparatus, Method and System for Using Shadow Drives for Alternative Drive Commands	Pending
13016/254 - 4308- 0051	Utility	13/733,807	1/3/2013	Storage Proxy with Virtual Ports Configuration	Pending
13016/268	Utility	13/764,975	2/12/2013	Mapping Engine for a Storage Device	Pending
13016/269	Utility	13/766,351	2/13/2013	Efficient Use of Hybrid Media in Cache Architectures	Pending

Intnl/Foreign Applications

Matter Number	Type	Serial Number	Filing Date	Title	Status	Publication Number	Patent Number	Issue Date
13016/17	Canada	2597692	4/17/2006	Interconnection System	Pending	-	-	-
13016/18	P.R. China	200680013065.3_	4/17/2006	Interconnection System	Issued	-	-	-
13016/19	EPO	6750534.7	4/17/2006	Interconnection System	Issued	-	1872192	-
13016/20	Japan	2008507797	4/17/2006	Interconnection System	Pending	-	-	-
13016/21	India	1140/MUMNP/ 2007	4/17/2006	Interconnection System	Pending	-	-	-
13016/30	S. Korea	10-2007-7025635	4/17/2006	Interconnection System	Pending
13016/49	P.R. China	200780039379.5	4/23/2009	Skew Management in an Interconnection System	Pending	-	-	-
13016/51	Korea	10-2009-7008236	4/22/2009	Skew Management in an Interconnection System	Pending	-	-	-
13016/48	Japan	2009-124465		Interconnection System (divisional of /20)	Pending	-	-	-

13016/50	EPO	07961.460.9		Skew Management in an Interconnection System	Issued	-	-	-
13016/52	P. R. China	200910136216.X	4/29/2009	Interconnection System (divisional of /18)	Pending	-	-	-
13016/60	EPO	874230.8		Memory Management System and Method	Pending	-	-	-
13016/61	Korea	10-2009-7018594	9/4/2009	Memory Management System and Method	Pending	-	-	-
13016/59	P.R. China	20080007937.4	9/11/2009	Memory Management System and Method	Pending	-	-	-
13016/62	P.R. China	2009110210161.2	10/29/2009	Interconnection System (omnibus divisional of /18)	Issued	-	-	11/14/2012
13016/66	P.R.China	20088015725	8/29/2008	Memory Power Management	Pending	-	-	-
13016/67	EPO	8829082	8/29/2008	Memory Power Management	Pending	-	-	-
13016/68	Korea	10-2010-7004676	8/29/2008	Memory Power Management	Pending	-	-	-
13016/69	P.R. China	200880111329.8	10/3/2008	Mesosynchronous Data Bus Appatarus and	Pending	-	-	-
13016/70	EPO	8836238.9	10/3/2008	Mesosynchronous Data Bus Appatarus and	Pending	-	-	-
13016/71	Korea	10-2010-7009902	10/3/2008	Mesosynchronous Data Bus Appatarus and	Issued	-	10-1132321	3/26/2012
13016/72	Japan	2010-528163	10/3/2008	Mesosynchronous Data Bus Appatarus and	Pending	-	-	-
13016/73	China	TBA		Method and System for Storage of Data in Non_Volatile Media	Pending	-	-	-
13016/74	EPO	TBA		Method and System for Storage of Data in Non_Volatile Media	Pending	-	-	-
13016/75	Korea	10-2010-701777		Method and System for Storage of Data in Non_Volatile Media	Pending	-	-	-
13016/85	EPO	EP200707541	3/31/2008	Scalable Storage Acceleration	Pending	-	-	-
13016/91	PCT	PCT/US10/52074	10/8/2010	Memory System with Multiple Striping	Pending	-	-	-
13016/101	PCT	PCT/US10/60408	12/31/2009	Hybrid Media in Cache Architecture	Pending	-	-	-

13016/103	PCT	PCT/US10/62061	12/23/2010	Configurable Interconnection System	Pending	-	-	-
13016/114	EPO	11168486.6		Interconnection System (divisional of /19)	Pending	-	-	-
13016/115	EPO	11684489.0		Interconnection System (divisional of /19)	Allowed	-	-	-
13016/116	EPO	11168492.4		Interconnection System (divisional of /19)	Allowed	-	-	-
13016/117	EPO	11168494.0		Interconnection System (divisional of /19)	Pending	-	-	-
13016/118	EPO	11168499.9		Interconnection System (divisional of /19)	Pending	-	-	-
13016/119	EPO	11168502.0		Interconnection System (divisional of /19)	Pending	-	-	-
13016/120	EPO	11168504.6		Interconnection System (divisional of /19)	Pending	-	-	-
13016/124	P.R. China	201110217894.6		Memory Management System and Method (divisional of /59)	Pending	-	-	-
13016/131	PCT	PCT/US11/62215		Fast and Reliable Method and System to Broadcast Data	Pending	-	-	-
13016/132	P.R. China	201080026058.3		Memory System Having Persistent Garbage Colection	Pending	-	-	-
13016/133	EPO	10786789.7		Memory System Having Persistent Garbage Colection	Pending	-	-	-
13016/134	Korea	10-20012-7000724		Memory System Having Persistent Garbage Colection	Pending	-	-	-
13016/166	P.R China	N/A		Memory System with Multiple Striping	Pending	-	-	-
13016/167	EPO	10822795.0		Memory System with Multiple Striping	Pending	-	-	-
13016/168	Korea	10-201207009026	4/6/2012	Memory System with Multiple Striping	Pending	-	-	-

13016/173	EPO	12160777.4		Skew Management in an Interconnection System (divisional of/50)	Pending	-	-	-
13016/179	PCT	PCT/ US2012/046448	6/12/2012	Flash Disk Array and Controller	Pending	-	-	-
13016/180	Taiwan	101125052	7/12/2012	Flash Disk Array and Controller	Pending	-	-	-
13016/197	P.R. China	201080059216.5	6/25/20112	Configurable Interconnection System	Pending	-	-	-
13016/198	EPO	10840190.2		Configurable Interconnection System	Pending	-	-	-
13016/199	Korea	10-2012-7019031		Configurable Interconnection System	Pending	-	-	-
13016/200	Japan	2012-129297		Interconnection System	Pending	-	-	-
13016/202	P.R. China	201080060257.6		Efficient Use of Hybrid Media in Cache Architectures	Pending	-	-	-
13016/203	EPO	1084`544.9		Efficient Use of Hybrid Media in Cache Architectures	Pending	-	-	-
13016/204	Korea	10-2012-7017015		Efficient Use of Hybrid Media in Cache Architectures	Pending	-	-	-
13016/205	Russia	2012132643		Efficient Use of Hybrid Media in Cache Architectures	Pending	-	-	-
13016/209	PCT	PCT/ US12/046487	7/12/2012	Raided Memory System	Pending	-	-	-
13016/210	Taiwan	N/A		Raided Memory System	Pending	-	-	-
13016/211	France	7861460.9	10/19/2007	Skew Management System in an Interconnection System	Issued	-	-	-
13016/212	Germany	7861460.10	10/20/2007	Skew Management System in an Interconnection System	Issued	-	-	-
13016/213	UK	7861460.11	10/21/2007	Skew Management System in an Interconnection System	Issued	-	-	-
13016/214	Ireland	7861460.12	10/22/2007	Skew Management System in an Interconnection System	Issued	-	-	-
13016/215	Switzerland	7861460.12	10/22/2007	Skew Management System in an Interconnection System	Issued	-	-	-
13016/216	France	6750534.7	4/17/2006	Interconnection System	Issued	-	-	-
13016/217	Germany	6750534.8	4/17/2006	Interconnection System	Issued	-	-	-

13016/218	UK	6750534.9	4/17/2006	Interconnection System	Issued	-	-	-
13016/219	Ireland	6750534.10	4/17/2006	Interconnection System	Issued	-	-	-
13016/220	Switzerland	6750534.11	4/17/2006	Interconnection System	Issued	-	-	-
13016/223	PCT	PCT/US12/56534	9/21/2012	System and Method for Correcting Errors in Data	Pending	-	-	-
13016/224	P.R. China	201210353638.4	4/17/2006	Interconnection System	Pending	-	-	-
13016/229	Korea	10-2012-7028602	10/31/2012	Interconnection System	Pending	-	-	-
13016/270	PCT	PCT/US13/25896	2/13/2013	Mapping Engine for Storage Device	Pending	-	-	-

Violin has the worldwide, irrevocable, perpetual, royalty free,non-exclusive license to practice under the following patents rights for the following patents

Patent Number	Description
6,504,786	High speed, scalable, dynamic, integrated programmable switch (DIPS) device
6,584,546	Highly efficient design of storage array for use in first and second cache spaces and memory subsystems
6,901,070	Dynamically programmable integrated switching device using an asymmetric 5T1C cell
7,236,488	Intelligent routing switching system

SCHEDULE B

To Plain English Intellectual Property Security Agreement

Between Violin Memory, Inc., as You (Grantor)

and TriplePoint Capital LLC, as Us (Grantee)

TRADEMARKS AND TRADEMARK APPLICATIONS

TRADEMARKS

Name	Date Filed or Issued	Serial Number	Status
PLEASE SEE ATTACHED SCHEDULES.

TRADEMARK APPLICATIONS

Name	Date Filed	Serial Number	Status
PLEASE SEE ATTACHED SCHEDULES.

Trademark Status Report

Violin Memory, Inc.

BHGL Ref.	Country	Mark	Class	Status	Appl. Date	Appl. No.	Reg. Date	Reg. No.	Renewal Due	Owner
13016-22	China P.R.	VIOLIN	9	Registered	8/17/2007	6226644	3/21/2010	6226644	3/20/2020	Violin Memory, Inc.
13016-23	Community Trademark	VIOLIN	9,38,42	Registered	6/15/2007	6005706	6/15/2007	6005706	6/30/2017	Violin Memory, Inc.
13016-259	Community Trademark	TURBOVIEW	9	Registered	4/22/2010	9048422	10/12/2010	9048422	4/30/2020	GridIron Systems, Inc.
13016-24	India	VIOLIN	9	Registered	6/13/2007	1568086	12/9/2011	1568086	6/13/2017	Violin Memory, Inc.
13016-104	Japan	VIOLIN	9	Registered	1/11/2011	2011-1064	10/21/2011	5445315	10/21/2021	Violin Memory, Inc.
13016-258	Japan	TURBOVIEW	9	Registered	4/22/2010	2010-32328	8/5/2011	5429852	8/5/2021	GridIron Systems, Inc.
13016-105	United States	VSHARE	9	Pending	1/28/2011	85/228,844				Violin Memory, Inc.
13016-106	United States	FLASH FORWARD	9	Pending	2/15/2011	85/242,430				Violin Memory, Inc.
13016-257	United States	INODE	9	Pending	4/17/2012	85/599,745				Violin Memory, Inc.
13016-263	United States	MEMCUBE	9	Pending	10/8/2012	85/748,211				Violin Memory, Inc.
13016-264	United States	ONEAPPLICANCE	9	Pending	4/17/2012	85/599,743				Violin Memory, Inc.
13016-92	United States	VCACHE	9	Pending	12/7/2010	85/192,451				Violin Memory, Inc.
13016-267	United States	TURBOVIEW	9	Registered	11/3/2009	77/864,342	5/10/2011	3,958,851	5/10/2021	Violin Memory, Inc.
13016-13	United States	VIOLIN	9	Registered	4/17/2007	77/158,276	12/30/2008	3,554,756	12/30/2018	Violin Memory, Inc.
13016-14	United States	VIOLIN and Design	9	Registered	4/17/2007	77/158,280	12/30/2008	3,554,757	12/30/2018	Violin Memory, Inc.
13016-15	United States	VIOLIN MEMORY	9	Registered	4/17/2007	77/158,269	7/27/2010	3,825,490	7/27/2020	Violin Memory, Inc.
13016-260	United States	FLASHCUBE	9	Registered	1/28/2009	77/658,830	1/15/2013	4,276,013	1/15/2023	Violin Memory, Inc.
13016-261	United States	GRIDIRON	9	Registered	2/3/2009	77/662,396	3/1/2011	3,926,201	3/1/2021	Violin Memory, Inc.
13016-265	United States	SMARTSSD	9	Registered	8/20/2009	77/809,268	3/15/2011	3,932,934	3/15/2021	Violin Memory, Inc.
13016-79	United States	CACHEFX	9	Registered	11/13/2006	77/043,013	5/27/2008	3,436,846	5/27/2018	Gear Six, Inc.
13016-80	United States	GEAR6	9	Registered	3/22/2006	78/843,600	1/8/2008	3,366,994	1/8/2018	Engineered Intelligence Corporation

Violin Memory, Inc. Confidential 4/16/2013

SCHEDULE C

TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

Between Violin Memory, Inc., as You (Grantor)

And TriplePoint Capital LLC, as Us (Grantee)

COPYRIGHT REGISTRATIONS

Registration Number	Title	Registration Date	V&A No.
PLEASE SEE ATTACHED SCHEDULES.

APPLICATIONS FOR COPYRIGHT REGISTRATIONS

Title	Date Filed	V&A No.
PLEASE SEE ATTACHED SCHEDULES.

Certificate of Copyright Registration

Violin Memory, Inc.

File No.	Type	Registration Number	Certification Date	Title	Status
13016-174	Copyright	Txu 1-804-753	5-Apr-12	SMC/Computer Program	Registered
13016-175	Copyright	Txu 1-804-728	5-Apr-12	HH/Computer Program	Registered